Consolidated Statements of Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Expenses
Exploration and evaluation expenses	$ 50,409	$ 22,594
General and administrative expenses	8,652	9,384
Legal, accounting and audit	2,419	26,358
Share-based compensation	4,734	5,858
Loss from operating activities	66,214	64,194
Foreign exchange (gain) loss	(807)	1,133
Interest income	(684)	(462)
Other income	(21)
Gain on sale of royalty	(31)
Receipt of royalty income	(617)
Recognition of non-refundable early option price installment	(48,097)
Loss before tax	15,957	64,865
Deferred Income tax (recovery) expense
Net loss	15,957	64,865
Items that may be subsequently reclassified to net loss
Foreign exchange translation difference	(10,752)	8,299
Other comprehensive (income) loss	(10,752)	8,299
Total comprehensive loss	$ 5,205	$ 73,164
Basic and diluted loss per common share	$ 0.05	$ 0.22